FORM OF SHARE CERTIFICATE



COMMON STOCK                                                 COMMON STOCK
                                                             PAR VALUE OF $0.01
                                [GRAPHIC OMITTED]


NUMBER                                                          SHARES
TRF  8437

THIS CERTIFICATE IS TRANSFERABLE                       CUSIP  88022F 10 5
IN NEW YORK, NEW YORK                                 SEE REVERSE FOR CERTAIN
                                                  DEFINITIONS AND RESTRICTIONS


                          TEMPLETON RUSSIA FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT

                        SPECIMAN

IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF



     IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS AND ITS FACSIMILE SEL TO BE AFFIXED, HERETO

DATED,                                          [SEAL]



Countersigned and Registered                     /s/J. MARK MOBIUS, President
 CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C
       (NEW YORK, NY)       Transfer Agent      /s/THOMAS M. MISTELE, Secretary

By


                        Authorized Signature












                          TEMPLETON RUSSIA FUND, INC.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restriction, limiations as to dividends, qualifications and terms and conditions of redemption of the shares of capital stock may be obtained from the Corporation by any stockholder upon request and without charge.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construced as though they wer written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common


                           UNIT TRANSFER MIN ACT -         Custodian
                                                  --------          ----------
                                                   (Cust)             (Minor)


                                              under Uniform Transfers to Minor

                                              Act ----------------------------
                                                        (State)

    Additional abbreviations may also be used though not in the above list.



For value received,                             hereby sell, assign and transfer
unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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Please print or typewrite name and address including postal zip code of assignee





Shares of the capital stock represented by the within Certificate, and do hereby irrevocabley constitute and appoint

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Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated,



                                Signature(s)



                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed By: